UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 4, 2019

ZILLOW GROUP, INC.

(Exact name of registrant as specified in its charter)

Washington	001-36853	47-1645716
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1301 Second Avenue, Floor 31, Seattle, Washington		98101
(Address of principal executive offices)		(Zip Code)

(206) 470-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	ZG	The Nasdaq Global Select Market
Class C Capital Stock, par value $0.0001 per share	Z	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Indenture and Notes

On September 9, 2019, Zillow Group, Inc. (the “Company”) completed its previously announced sale of $600 million aggregate principal amount of 0.75% Convertible Senior Notes due 2024 (the “2024 Notes”) and $500 million aggregate principal amount of 1.375% Convertible Senior Notes due 2026 (the “2026 Notes”) in a private offering to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). In addition, each of the initial purchasers have a 30-day option to purchase up to an additional $90 million aggregate principal amount of the 2024 Notes and a 30-day option to purchase up to an additional $75 million aggregate principal amount of the 2026 Notes. The 2024 Notes bear interest at a fixed rate of 0.75% per year, and the 2026 Notes bear interest at a fixed rate of 1.375% per year, each payable semi-annually in arrears on March 1 and September 1 of each year, beginning on March 1, 2020. The 2024 Notes and the 2026 Notes are convertible into cash, shares of the Company’s Class C capital stock (“Class C Capital Stock”) or a combination thereof and may be settled as described below. The 2024 Notes and the 2026 Notes are senior, unsecured obligations of the Company, and will mature on September 1, 2024 and September 1, 2026, respectively, unless earlier repurchased, redeemed or converted in accordance with their terms.

The net proceeds from the offering of the 2024 Notes were approximately $592.2 million and the net proceeds from the offering of the 2026 Notes were approximately $493.5 million, in each case after deducting fees and estimated expenses payable by the Company. The Company used approximately $75.2 million of the net proceeds from the 2024 Notes and approximately $75.4 of the net proceeds from the 2026 Notes to pay the cost of the capped call transactions entered into in connection with the offerings.

The Company issued the 2024 Notes pursuant to an indenture, dated as of September 9, 2019 by and between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “2024 Notes Indenture”). The Company issued the 2026 Notes pursuant to an indenture, dated as of September 9, 2019 by and between the Company and the Trustee (the “2026 Notes Indenture”).

Prior to the close of business on the business day immediately preceding March 1, 2024, in the case of the 2024 Notes, or March 1, 2026 in the case of the 2026 Notes, the 2024 Notes or the 2026 Notes, respectively, will be convertible at the option of the holders only under certain conditions. On or after March 1, 2024, in the case of the 2024 Notes, or March 1, 2026 in the case of the 2026 Notes, until the close of business on the second scheduled trading day immediately preceding the applicable maturity date, holders may convert their 2024 Notes or 2026 Notes, respectively, at their option at the conversion rate then in effect, irrespective of these conditions.

The Company will settle conversions of the 2024 Notes and the 2026 Notes by paying or delivering, as the case may be, cash, shares of its Class C capital stock, or a combination of cash and shares of its Class C capital stock, at its election. The conversion rate for the 2024 Notes will initially be 22.9830 shares of Class C capital stock per $1,000 principal amount of 2024 Notes (equivalent to an initial conversion price of approximately $43.51 per share of Class C capital stock). The conversion rate for the 2026 Notes will initially be 22.9830 shares of Class C capital stock per $1,000 principal amount of 2026 Notes (equivalent to an initial conversion price of approximately $43.51 per share of Class C capital stock). The conversion rate and the corresponding conversion price will be subject to adjustment in some events but will not be adjusted for any accrued and unpaid interest. The Company may redeem for cash all or part of the 2024 Notes, at its option, on or after September 5, 2022, under certain circumstances, at a redemption price equal to 100% of the principal amount of the Convertible Notes to be redeemed, plus accrued and unpaid interest to, but excluding, the redemption date (as defined in the 2024 Notes Indenture). The Company may redeem for cash all or part of the 2026 Notes, at its option, on or after September 5, 2023, under certain circumstances, at a redemption price equal to 100% of the principal amount of the Convertible Notes to be redeemed, plus accrued and unpaid interest to, but excluding, the redemption date (as defined in the 2026 Notes Indenture).

If the Company undergoes a fundamental change (as defined in each of the 2024 Notes Indenture and the 2026 Notes Indenture), holders may require the Company to repurchase for cash all or part of their 2024 Notes or 2026 Notes, as applicable, at a repurchase price equal to 100% of the principal amount of the notes to be purchased, plus accrued and unpaid interest to, but excluding, the fundamental change repurchase date (as defined in each of the 2024 Notes Indenture and the 2026 Notes Indenture). In addition, if certain fundamental changes occur, the Company may be required, in certain circumstances, to increase the conversion rate for any 2024 Notes and 2026 Notes converted in connection with such fundamental changes by a specified number of shares of its Class C capital stock.

Each of the 2024 Notes Indenture and the 2026 Notes Indenture provide for customary events of default, which include (subject in certain cases to grace and cure periods), among others: nonpayment of principal or interest; breach of covenants or other agreements in such indenture; defaults with respect to certain other indebtedness; failure to pay certain final judgments; and certain events of bankruptcy, insolvency or reorganization. Generally, if an event of default occurs and is continuing under the 2024 Notes Indenture or the 2026 Notes Indenture, either the Trustee or the holders of at least 25% in aggregate principal amount of the 2024 Notes, in the case of the 2024 Notes Indenture, or the 2026 Notes, in the case of the 2026 Notes Indenture, then outstanding may declare the principal amount plus accrued and unpaid interest on such notes to be immediately due and payable.

The 2024 Notes and the 2026 Notes will be the Company’s senior unsecured obligations and will rank senior in right of payment to any of its indebtedness that is expressly subordinated in right of payment to the 2024 Notes and the 2026 Notes; rank equal in right of payment to any of the Company’s unsecured indebtedness that is not so subordinated; be effectively junior in right of payment to any of the Company’s secured indebtedness to the extent of the value of the assets securing such indebtedness; and be structurally junior to all indebtedness and other liabilities (including trade payables) of the Company’s subsidiaries.

The description of the 2024 Notes Indenture, the 2026 Notes Indenture, the 2024 Notes and the 2026 Notes above is qualified in its entirety by reference to the text of the 2024 Notes Indenture, the 2026 Notes Indenture, the Form of 2024 Note and the Form of 2026 Note, copies of which are attached as Exhibits 4.1, 4.2, 4.3 and 4.4, respectively, to this Current Report on Form 8-K.

Capped Call Confirmations

In connection with the pricing of the 2024 Notes and the 2026 Notes on September 4, 2019, the Company entered into privately negotiated capped call transactions (the “Capped Call Confirmations”) with Morgan Stanley & Co. LLC, Citibank, N.A., Goldman Sachs & Co. LLC, Barclays Bank PLC and JPMorgan Chase Bank, National Association (the “Option Counterparties”). The Company used approximately $75.2 million of the net proceeds from the offering of the 2024 Notes and approximately $75.4 of the net proceeds from the offering of the 2026 Notes to pay the cost of the Capped Call Confirmations.

For each of the 2024 Notes and the 2026 Notes, the Capped Call Confirmations are expected generally to reduce the potential dilution to the Class C Capital Stock upon any conversion of such notes and/or offset the cash payments the Company is required to make in excess of the principal amount of such notes in the event that the market price of the Class C Capital Stock is greater than the strike price of the Capped Call Confirmations (which initially corresponds to the initial conversion price of such notes and is subject to certain adjustments under the terms of the Capped Call Confirmations), with such reduction and/or offset subject to a cap based on the cap price of the Capped Call Confirmations. The Capped Call Confirmations with respect to the 2024 Notes have an initial cap price of $72.5175 per share, which represents a premium of approximately 125% over the closing price of the Company’s Class C Capital Stock on The Nasdaq Global Select Market on September 4, 2019, and is subject to certain adjustments under the terms of the Capped Call Confirmations. The Capped Call Confirmations with respect to the 2026 Notes have an initial cap price of $80.5750 per share, which represents a premium of approximately 150% over the closing price of the Company’s Class C Capital Stock on The Nasdaq Global Select Market on September 4, 2019, and is subject to certain adjustments under the terms of the Capped Call Confirmations. The Capped Call Confirmations will cover, subject to anti-dilution adjustments substantially similar to those applicable to the 2024 Notes or 2026 Notes, the number of shares of Class C Capital Stock that will underlie such notes. In addition, the Capped Call Confirmations provide for the Company to elect, subject to certain conditions, for the Capped Call Confirmations to remain outstanding (with certain modifications) following its election to redeem the 2024 Notes or 2026 Notes, as applicable, notwithstanding any conversions of the 2024 Notes or 2026 Notes in connection with such redemption.

The Company will not be required to make any cash payments to the Option Counterparties or their respective affiliates upon the exercise of the options that are a part of the Capped Call Confirmations, but the Company will be entitled to receive from the Option Counterparties or their respective affiliates a number of shares of Class C Capital Stock, an amount of cash or a combination thereof generally based on the amount by which the market price per share of Class C Capital Stock, as measured under the terms of the Capped Call Confirmations, is greater than the strike price of the Capped Call Confirmations during the relevant valuation period under the Capped Call Confirmations. However, if the market price per share of Class C Capital Stock, as measured under the terms of the Capped Call Confirmations, exceeds the cap price of the Capped Call Confirmations during such valuation period, the number of shares of Class C Capital Stock and/or the amount of cash the Company expects to receive upon exercise of the Capped Call Confirmations will be capped based on the amount by which the cap price exceeds the strike price of the Capped Call Confirmations.

The Capped Call Confirmations are separate transactions entered into by the Company with the Option Counterparties, are not part of the terms of the 2024 Notes or 2026 Notes and will not change the rights of the holders of the 2024 Notes or 2026 Notes under such notes.

The description of the Capped Call Confirmations above is qualified in its entirety by reference to the text of the Capped Call Confirmations, copies of which are attached as Exhibits 10.1 through 10.8 to this Current Report on Form 8-K.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference. The 2024 Notes and the 2026 Notes were sold to the initial purchasers in reliance on the exemption from the registration requirements provided by Section 4(a)(2) of the Securities Act for resale to qualified institutional buyers as defined in, and in reliance on, Rule 144A of the Securities Act.

The 2024 Notes, the 2026 Notes and the underlying shares of Class C Capital Stock issuable upon conversion of such notes, if any, have not been and will not be registered under the Securities Act, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Item 8.01.	Other Events.

On September 9, 2019, the Company announced the closing of its offerings of the 2024 Notes and the 2026 Notes in a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

4.1	Indenture dated as of September 9, 2019 by and between Zillow Group, Inc. and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.2	Indenture dated as of September 9, 2019 by and between Zillow Group, Inc. and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.3	Form of 0.75% Convertible Senior Note due 2024 (included in Exhibit 4.1)

4.4	Form of 1.375% Convertible Senior Note due 2026 (included in Exhibit 4.2)

10.1	Capped Call Confirmation (2024 Notes), dated September 4, 2019, between Zillow Group, Inc. and Morgan Stanley & Co., LLC.

10.2	Capped Call Confirmation (2026 Notes), dated September 4, 2019, between Zillow Group, Inc. and Morgan Stanley & Co., LLC.

10.3	Capped Call Confirmation (2024 Notes), dated September 4, 2019, between Zillow Group, Inc. and Citibank, N.A.

10.4	Capped Call Confirmation (2026 Notes), dated September 4, 2019, between Zillow Group, Inc. and Citibank, N.A.

10.5	Capped Call Confirmation (2024 Notes), dated September 4, 2019, between Zillow Group, Inc. and Goldman Sachs & Co. LLC.

10.6	Capped Call Confirmation (2024 Notes), dated September 4, 2019, between Zillow Group, Inc. and Barclays Bank PLC.

10.7	Capped Call Confirmation (2026 Notes), dated September 4, 2019, between Zillow Group, Inc. and Barclays Bank PLC.

10.8	Capped Call Confirmation (2026 Notes), dated September 4, 2019, between Zillow Group, Inc. and JPMorgan Chase Bank, National Association.

99.1

Press release dated September 9, 2019 entitled “Zillow Group Announces Closing of $600 Million of 0.75% Convertible Senior Notes due 2024 and $500 Million of 1.375% Convertible Senior Notes due 2026 Offerings” issued by Zillow Group, Inc. on September 9, 2019.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 9, 2019	ZILLOW GROUP, INC.

	By:	/s/ Jennifer Rock
	Name:	Jennifer Rock
	Title:	Chief Accounting Officer